Exhibit (a)(1)(GG)
Analog Devices Stock Option Exchange Program
Reminder Emails
Week 1

Timing: Tuesday, September 8, 2009
Audience: All eligible participants who have not made a selection through the Mellon website
Reminder: Analog Devices Stock Option Exchange Program is Now Open
In case you missed it, an email was sent to you on August 28, 2009 from Bill Matson that provided you with instructions about how to participate in ADI’s Stock Option Exchange Program. If you would like to take advantage of this opportunity, you must submit an online election form by logging on to the website below.
www.corp-action.net/analogdevices
In order to access your current eligible stock option grants and make your selections through this website, you will need your Personal Identification Number (PIN).
Your PIN is:
If you have any questions, please contact BNY Mellon Shareowner Services at the number below.
Please do not reply to this email message.
The Analog Devices Stock Option Exchange Program expires at Midnight, September 25th, 2009
Please note that all times described for the Stock Option Exchange Program are New York City Time
(U.S. Eastern Daylight Savings Time), no matter where you are located.
If you have questions, please contact BNY Mellon Shareowner Services
The Call Center is open Mon to Fri from 8am to 2am, New York City Time
6585-4140 (Direct Dial from All ADI Locations — toll free)
+781-461-4140 (If calling from outside an ADI facility — not a toll-free number)
Week 2

Timing: Friday September 11, 2009
Audience: All eligible participants who have not made a selection through the Mellon website
Reminder: Analog Devices Stock Option Exchange Program is Open Until September 25, 2009
If you would like to participate in ADI’s Stock Option Exchange Program, make sure you do so before the 12:00 midnight New York City time, September 25, 2009 deadline. Click on the link below to submit your online election form.

www.corp-action.net/analogdevices
In order to access your current eligible stock option grants and make your selections through this website, you will need your Personal Identification Number (PIN).
Your PIN is:
If you have any questions, please contact BNY Mellon Shareowner Services at the number below.
Please do not reply to this email message.
The Analog Devices Stock Option Exchange Program expires at Midnight, September 25th, 2009
Please note that all times described for the Stock Option Exchange Program are New York City Time
(U.S. Eastern Daylight Savings Time), no matter where you are located.
If you have questions, please contact BNY Mellon Shareowner Services
The Call Center is open Mon to Fri from 8am to 2am, New York City Time
6585-4140 (Direct Dial from All ADI Locations — toll free)
+781-461-4140 (If calling from outside an ADI facility — not a toll-free number)
Week 3 – TWO VERSIONS

VERSION 1
Timing: Wednesday, September 16, 2009
Audience: All eligible participants who have not made a selection through the Mellon website
Final Reminder: Analog Devices Stock Option Exchange Program Closes Soon
If you would like to participate in ADI’s Stock Option Exchange Program, time is running out! The program will close at 12:00 midnight New York City time, September 25, 2009. Please be sure to click on the link below to submit your online election form, if you wish to take advantage of this opportunity.
www.corp-action.net/analogdevices
In order to access your current eligible stock option grants and make your selections through this website, you will need the Personal Identification Number (PIN).
Your PIN is:
If you have any questions, please contact BNY Mellon Shareowner Services at the number below.
Please do not reply to this email message.
The Analog Devices Stock Option Exchange Program expires at Midnight, September 25th, 2009
Please note that all times described for the Stock Option Exchange Program are New York City Time
(U.S. Eastern Daylight Savings Time), no matter where you are located.

If you have questions, please contact BNY Mellon Shareowner Services
The Call Center is open Mon to Fri from 8am to 2am, New York City Time
6585-4140 (Direct Dial from All ADI Locations — toll free)
+781-461-4140 (If calling from outside an ADI facility — not a toll-free number)
VERSION 2
Timing: Wednesday, September 16, 2009
Audience: All eligible participants who have already made a selection through the Mellon website
Final Reminder: Analog Devices Stock Option Exchange Program Closes Soon
Thank you for submitting an election in ADI’s Stock Option Exchange Program. Your election form has been received by BNY Mellon Shareowner Services. Please note that if you wish to make any changes to your selections, you must do so before the program deadline: 12:00 midnight New York City time, September 25, 2009. Click on the link below to access your selections and make any changes:
www.corp-action.net/analogdevices
As in the past, in order to enter this website you will need your Personal Identification Number (PIN).
Your PIN is:
If you have any questions, please contact BNY Mellon Shareowner Services at the number below.
Please do not reply to this email message.
The Analog Devices Stock Option Exchange Program expires at Midnight, September 25th, 2009
Please note that all times described for the Stock Option Exchange Program are New York City Time
(U.S. Eastern Daylight Savings Time), no matter where you are located.
If you have questions, please contact BNY Mellon Shareowner Services
The Call Center is open Mon to Fri from 8am to 2am, New York City Time
6585-4140 (Direct Dial from All ADI Locations — toll free)
+781-461-4140 (If calling from outside an ADI facility — not a toll-free number)